February 15, 1999

Dear Ultra-Large 35 Index Portfolio Shareholder,The awesome performance continues! The largest U.S. companies continued to outshine almost every other asset class in sight in 1998, contributing to a 39.1% gain for our Portfolio. This performance trounced the S&P 500 Index return of 28.7% and the Dow Jones Industrial Average return of 18.1%. This year it paid to be not just large, but ULTRA-large. The Portfolio ranked 14th of 700 growth and income funds and #1 of 598 "large-blend" funds in 1998 according to Morningstar.

Enhancing the sweetness of such outsize returns, our tax efficiency also paid off in spades in 1998. Portfolio shareholders enjoyed an ultra-small dividend of just three cents per share, equal to 0.6% of the 1/1/98 net asset value. We have yet to distribute a capital gain to shareholders. The Portfolio ranked #1 of 43 tax-managed funds in 1998, according to Morningstar, and has the lowest expense ratio of any retail fund. I believe that this Portfolio is one of the best-kept secrets in the industry. You won't see bold ads touting our performance in major financial publications. Bridgeway shareholders save the advertising expenses most funds pay. We think that eventually more savvy investors like you will do enough homework to find us.

The following table presents SEC standardized performance for one year and life-to-date. The graph below presents our cumulative quarterly performance versus the same benchmarks.

                                                    1 Year         Life-to-Date
                                                    1/1/98          7/31/97 to
                                                  to 12/31/98       12/31/98**
                                                  -----------      ------------
      Ultra-Large 35 Index Portfolio                 39.1%             26.2%
      S&P 500 Index *                                28.7%             21.5%
      Bridgeway Ultra-Large 35 Index *               39.2%             26.3%
      Lipper Growth and Income Funds *               17.0%             13.0%

* The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very largest, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the advisor to the Portfolio. The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.

** Life-to-date returns are annualized.

ULTRA-LARGE INDEX GRAPH INFORMATION:

Title: Growth of $10,000 Invested in various Funds and Indexes from
       7/31/97 to 12/31/98

Shows the growth of $10,000 in the Bridgeway Ultra-Large 35 Index Portfolio, the Bridgeway Ultra-Large 35 Index and the S&P 500 Index. As of 12/31/98 the $10,000 had grown to $13,915 in the Bridgeway Ultra-Large 35 Index Portfolio, $13,911 in the Bridgeway Ultra-Large 35 Index and $13,187 in the S&P 500 Index.

Explanation of Annual Performance

Translation:  It paid to be ultra-large in 1998.  That just about says it.

Our concentration in ultra-large companies really does tell the story of our outperformance in 1998. These companies were the main beneficiaries of a flight to perceived relative safety (these companies tend not to fall as far in a downturn) and liquidity (they are easier to buy and sell in large quantities).

Looking at the Portfolio by industry, our slightly greater weighting of technology stocks (20% of the Portfolio) helped in 1998. The S&P 500 Index holds about 16% technology, and the Dow Jones Industrial Average holds 9.5%. Five of the top ten stocks were in technology. The returns of the current 34 active stocks (BankAmerica combined with NationsBank) follow:

       Rank   Description                   Industry                                      % Gain
       ----   -----------                   --------                                      ------
         1    Cisco Systems, Inc.           Data Processing--Hardware and Services         149%
         2    Worldcom, Inc.                Telecommunications                             140%
         3    Microsoft Corp.               Data Processing--Software                      115%
         4    Wal Mart Stores, Inc.         Retail Stores                                  105%
         5    Oracle Corp.                  Data Processing--Software                       96%
         6    Ford Motor Company            Automobiles                                     81%
         7    Int'l Business Machines       Data Processing--Hardware and Services          78%
         8    Intel Corp.                   Electronics/Electric                            70%
         9    Pfizer, Inc.                  Drugs-Generic and OTC                           69%
        10    McDonalds Corp.               Food Serving                                    64%
        11    SBC Communications, Inc.      Telecommunications                              46%
        12    Merck & Company               Drugs-Generic and OTC                           40%
        13    General Electric              Electronics/Electric                            39%
        14    Bristol Myers Squibb Co.      Drugs-Generic and OTC                           39%
        15    American Int'l Group, Inc.    Insurance                                       34%
        16    Fannie Mae                    Finance                                         32%
        17    GTE Corp.                     Telecommunications                              31%
        18    Johnson & Johnson             Medical equipment/Supplies                      28%
        19    Bell Atlantic Corp.           Telecommunications                              26%
        20    AT&T Corp.                    Telecommunications                              25%
        21    Exxon Corp.                   Oil & Gas                                       22%
        22    Mobil Corp.                   Oil & Gas                                       22%
        23    General Motors Corp.          Automobiles                                     20%
        24    Procter & Gamble Co.          Household Products                              16%
        25    Hewlett Packard Company       Specialty Instruments                           12%
        26    Pepsico Inc.                  Beverages                                       10%
        27    Chevron Corp.                 Oil & Gas                                        9%
        28    Motorola Inc.                 Electronics/Electric                             7%
        29    Coca-Cola Company             Beverages                                        2%
        30    BankAmerica Corp.             Banking                                          1%
        31    Citicorp                      Banking                                          0%
        32    Gillette Co.                  Cosmetics & Toiletries                          (4)%
        33    Dupont E.I. De Nemours Co.    Chemicals                                       (8)%
        34    Walt Disney Company           Leisure-Amusement                               (9)%

Within almost any industry group, the larger the stock, the better the return. Our energy stocks are a good example. In spite of the fact that the price of oil declined by more than a third in 1998, our three oil stocks returned an average 18%. Most small and mid-size energy companies had double-digit negative returns. Technology companies had a great year, but mostly the ultra-large ones led the way.

One factor which held back our performance in 1998 was our significant exposure to "value" stocks, defined as those in more mature industries, or those growing at a modest rate. Most of the mutual funds that beat the S&P 500 Index in 1998 were focused on large companies but also had a strong "growth" rather than "value" orientation. The Ultra-Large 35 Index Portfolio is a "blend" fund, meaning it holds about equal numbers of each. Statistical measures of value versus growth indicate that compared to the S&P 500 Index, our Portfolio is very slightly more on the value side. What we gave up by having more exposure to mature value-oriented companies, we more than gained back by our ultra-large orientation.

Top Ten Holdings

Translation:  All 35 are top ten! (...at one time or another.)

Shareholders and prospective shareholders occasionally ask for a list of our top ten holdings. We purposefully weight all 35 companies equally. Each time new money comes in, we simply add it to the stocks which currently represent the smallest percentage of the Portfolio. Over time, I expect each stock to average about 1/35th (2.85%) of Portfolio assets. Two things can cause our weightings to get out of balance. First, price appreciation will cause a temporary over- or under-weighting in a stock. Second, our "loss-harvesting" process will cause a temporary over-weighting or under-weighting in a stock, since we are unable to purchase it within 31 days of the sale due to "wash-sale" rules of the Internal Revenue Service. "Loss-harvesting" is a technique we use to avoid capital gains distributions. We sell individual lots of a stock in order to realize the capital loss to offset other gains. IRS "wash sale rules" require that in order to take a capital loss in a security, you may not have purchased the same security within a 30-day window before the sale, and you may not purchase the same security within 30 days after the sale. Typically, we buy up to about 4% of a stock we want to "harvest," then sell some of the most depreciated shares after 30 days, and then buy them back 31 days later. In spite of a total return of 39% since inception, we have taken net losses equal to 2% of our portfolio value. If we have to sell a security due to a spin-off or because a company is taken over for cash, we will use this capital loss to offset such future gain.

Myth and Fact Translation:

Recent market performance demonstrates the risk of trying to "time the market." At Bridgeway, we subscribe to the philosophy that time in the market is better than timing the market. (I don't know who first said this; if you know, please write me a card. It wasn't me.)

By now you are probably familiar with Bridgeway's "buy and hold" philosophy of owning stocks for the long term and with our disdain for trying to time the market. The following quote (I'll call it "the myth") nearly turned by stomach when I read it in an advertisement for one of the most popular financial Internet sites:

       With the market's recent schizophrenia - swooning one month, soaring the next - it's become more crucial for investors to be able to stay on top of events and use the fluctuations to their advantage.

Presumably by using this service you could bail out before the market fell, and invest again at the bottom.

Fact: While there were more than five times the number of purchases as sales of portfolio shares in 1998, almost three-fourths of the sales came in the two months following the low point on October 8. Those who bailed out missed some of the best performing weeks at the end of the year. Academic and industry research indicates that this is not an isolated phenomenon. A significant majority of people who time the market end up with inferior returns. In a taxable account, the additional taxes really eat into returns. Wilshire Associates studied the gap between portfolio returns and shareholder returns from January 1984 through August 1994 and found that investors' returns were 1.1% less than the average 11.0% return of their funds. I believe a significant part of this underperformance is due to investors' fear and reaction to short-term news stories.

First Proposed Changes to the Bridgeway Ultra-Large 35 Index

Translation: Two of our 35 companies are casualties of mergers. In addition to replacing these, we are proposing: adding four new companies, deleting one, and putting three in the "dormant" category in which we will not invest new money. This will help maintain our ultra-large focus, without creating capital gains or even significant transaction costs.

In accordance with the Fund prospectus in minimizing undesirable turnover, Bridgeway would not normally reconfigure the Ultra-Large 35 Index after only a year and a half. Now that a reconfiguration is necessary, we are soliciting your feedback.

Since Bank of America has merged with NationsBank, and Exxon will soon merge with Mobil, our original 35 companies will be down to 33. Rather than simply adding two, I thought this would be a good time, after more than a year and a half, to look at rebalancing our index to concentrate assets among the current largest companies. Our primary objectives are 1) to keep an ultra-large company focus, 2) to ensure reasonable diversification, and 3) to avoid any capital gains. A list of all current, candidate, and proposed companies appears following page six. Companies that are candidates for inclusion or exclusion, along with our recommendation, are in bold type. If you have any feedback on these proposed changes, please call us at 800-661-3500 x5 before March 20. We expect to make our final changes effective shortly thereafter. The following paragraphs of this section highlight some of our recommendations.

Proposed additions. Lucent Technologies and Dell Computer seem to be straightforward additions, since they rank #13 and #14 in order of current market capitalization. Eli Lilly (#22), Home Depot (#24), and Time Warner (#38) are good high ranking, diversifying candidates. Eli Lilly would be the fourth stock in the pharmaceutical industry, the maximum number we will hold in any one industry. This stock would bring our healthcare representation closer to that of other large company indexes. America Online is slightly more problematical. Apart from price (which we do not consider separately from market capitalization), my only real concern with America Online is volatility. With a beta of 1.70, this single stock would increase the portfolio beta, which is already 1.07*, another two-hundredths. However, it adds some exposure to the "new economy" of the Internet and may not correlate so closely with the overall market during the next ten years. Perhaps the best and only reason to include it is that it is one of the 35 largest U.S. companies. I can't think of a compelling reason to exclude it.

--------------------
* So far, the "upside beta" of the Portfolio has been higher than the "downside beta." Our Portfolio has fallen 5.5% more than the S&P 500 Index in down months.

Proposed exclusions. Phillip Morris will continue to be excluded as a tobacco company; we see no need to hold a company in a terminal industry. This strategy has served the Portfolio's performance very well so far. Since inception, it has underperformed every other stock in our index except DuPont.

We are proposing to continue to exclude Bellsouth (#26) and American Home Products (#28) for reasons of diversification. Similarly, we propose excluding Compaq (#12), to keep our technology exposure from increasing above 22.8%.

Proposed deletions. We are proposing to sell Pepsico (#46), which we can sell with a capital loss. The beverage industry is still covered by Coca-Cola. Of the other companies that have fallen from the top 40, we are proposing to continue to hold DuPont (#43), General Motors (#48), McDonalds (#49), and Chevron (#53) for reasons of diversification. We would probably sell Chevron, except that, with the merger of Exxon and Mobil, the energy sector would be less represented in our Portfolio than in our economy at large (2.8% versus 3.9%). Also, Chevron will help offset the volatility of some of our new technology holdings.

Dormant companies. You may recall from our prospectus that if a company shrinks from ultra-large status, but the Portfolio holds appreciated tax lots, the company may enter a "dormant" category. We invest no new money into these companies. Assuming assets continue to grow, they would represent a smaller and smaller percentage of the index over time, without creating a taxable gain. Associates First Capital, a spin-off of one of our ultra-large companies, has been our only dormant company. Since it now represents only 0.1% of portfolio assets, we are willing to sell it at a miniscule gain (which we will offset with losses for tax purposes). We are proposing three new dormant companies: GTE (#42), Oracle (#52), and Motorola (#61). The deletion of GTE would offset the addition of Lucent Technologies in the telecommunications industry. Oracle and Motorola would partially offset our addition of three technology firms.

The Year 2000 Computer Problem

Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year two thousand problem. Many companies are spending tremendous amounts to correct software which reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies. After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

The other side of the equation is the companies we own. Should we anticipate a major market correction? As a passively managed index fund, and for reasons similar to our disdain of timing the market, we will not time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions, which we review at our weekly staff meeting. We take them very seriously. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTEGOMERY

John Montegomery

       Proposed Additions and Deletions to Bridgeway Ultra-Large 35 Index

 Current
  Size    New
  Rank   Index  Description             Status          Recommendation       Reason
 ------- -----  -----------             ------          --------------       ------
   1       1    Microsoft Corp.         In
   2       2    General Electric        In
   3       3    Intel Corp.             In
   4       4    Wal Mart Stores, Inc.   In
   5       5    Exxon Corp.             In
   6       6    Merck & Company         In
   7       7    Pfizer, Inc.            In
   8       8    Coca-Cola Company       In
   9       9    Int'l Business Machines In
   10      10   Cisco                   In
   11      11   AT&T Corp.              In
   12      12   MCI Worldcom, Inc.      In
   13      13   LUCENT TECHNOL. INC.    CANDIDATE       ADD                  ULTRA-LARGE
   14      14   DELL COMPUTER           CANDIDATE       ADD                  ULTRA-LARGE
   15      15   Bristol Myers Squibb    In
   16      16   Citigroup Inc.          In
   17      17   Procter & Gamble Co.    In
   18      18   Johnson & Johnson       In
   19      19   BankAmerica Corp.       In
   20      20   Amer. Int'l Group, Inc. In
   21      21   SBC Commun's, Inc.      In
   22           Phillip Morris          Excluded        No action            Tobacco
   23      22   ELI LILLY & CO.         CANDIDATE       ADD                  ULTRA-LARGE
   24      23   Bell Atlantic Corp.     In
   25      24   HOME DEPOT              CANDIDATE       ADD                  ULTRA-LARGE
   26           Bellsouth Corp.         Excluded        No action            Industry Concentration
   27           Schering-Plough Co.     Excluded        No action            Industry Concentration
   28           Amer. Home Products     Excluded        No action            Industry Concentration
   29           Smithkline Beecham      Excluded        No action            Industry Concentration
   30      25   Hewlett Packard Co.     In
   31      26   Fannie Mae              In
   32           Compaq Corp.            Candidate       No action            Diversification
   33           Mobil Corp.             Merger          Absorbed by Exxon    Absorbed by Exxon
   34      27   Walt Disney Company     In
   35      28   AMERICA ONLINE INC.     CANDIDATE       ADD                  ULTRA-LARGE
   36           Abbott Laboratories     Excluded        No action            Industry Concentration
   37           Ameritech Corporation   Excluded        No action            Industry Concentration
   38      29   TIME WARNER, INC.       CANDIDATE       ADD                  ULTRA-LARGE
   39      30   Ford Motor Co.          In              No action
   40      31   Gillette Co.            In              No action
   42           GTE CORP.               IN              DORMANT COMPANY      LARGER ALTERNATIVE
   43      32   DUPONT                  IN              HOLD                 UNDERWEIGHTED SECTOR
   46           PEPSICO INC.            IN              SELL                 SMALLER; HOLD COKE
   48      33   GENERAL MOTORS          IN              HOLD                 UNDERWEIGHTED SECTOR
   49      34   MCDONALDS CORP.         IN              HOLD                 DIVERSIFICATION
   52           ORACLE CORP.            IN              DORMANT COMPANY      SMALLER; ADDING OTHER TECH.
   53      35   CHEVRON CORP.           IN              HOLD                 UNDERWEIGHTED SECTOR
   61           MOTOROLA INC.           IN              DORMANT COMPANY      SMALLER; ADDING OTHER TECH.
  +++           ASSOCIATES FIRST CAP.   BELOW CUTOFF    SELL DORM'T SPINOFF  REPRESENTS ONLY 0.1%

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998

    Industry Company                                Shares        Value
    -------- -------                                ------     -----------
Common Stock - 97.3%
    Automobiles - 4.3%
             Ford Motor Company                        480     $    28,170
             General Motors Corp.                      722          51,668
                                                               -----------
                                                                    79,838

    Banking - 5.6%
             Bankamerica Corp.                       1,073          64,514
             Citigroup Inc.                            825          40,889
                                                               -----------
                                                                   105,403

    Beverages - 6.2%
             Coca-Cola Company *                       606          40,602
             Pepsico, Inc.                           1,823          74,515
                                                               -----------
                                                                   115,117

    Chemicals - 1.1%
             Dupont E.I. De Nemours & Co.              396          21,013

    Cosmetics & Toiletries - 1.8%
             Gillette Co.                              709          34,254

    Data Processing - Hardware - 5.3%
             Cisco Systems, Inc. *                     529          49,098
             International Business
               Machines Corp.                          269          49,698
                                                               -----------
                                                                    98,796

    Data Processing - Software & Services - 6.5%
             Microsoft Corp *                          375          52,008
             Oracle Corp. *                          1,608          69,345
                                                               -----------
                                                                   121,353

    Drugs-Generic and OTC - 8.5%
             Bristol Myers Squibb Company              342          45,764
             Merck & Company, Inc.                     282          41,666
             Pfizer, Inc.                              566          70,998
                                                               -----------
                                                                   158,428

    Electronics/Electric - 8.5%
             General Electric Company                  527          53,787
             Intel, Corp.                              380          45,054
             Motorola, Inc.                            984          60,086
                                                               -----------
                                                                   158,927

    Finance - 3.4%
             Fannie Mae                                871          64,454

    Food Serving - 2.4%
             McDonalds Corp.                           582          44,669

    Household Products - 2.8%
             The Procter & Gamble Co.                  569          51,957

    Insurance- 3.7%
             American International
               Group, Inc.                             717          69,280

    Leisure-Amusement - 3.6%
             The Walt Disney Company                 2,225     $    66,750

    Medical equipment/Supplies - 3.4%
             Johnson & Johnson, Inc.                   766          64,248

    Oil & Gas - 7.8%
             Chevron Corp.                             723          59,964
             Exxon Corp.                               534          39,049
             Mobil Corp.                               548          47,745
                                                               -----------
                                                                   146,758
    Retail Stores - 2.4%
             Wal-Mart Stores, Inc.                     562          45,768

    Services - 0.1%
             Associates First Capital                   42           1,780

    Specialty Instruments - 3.0%
             Hewlett Packard Company                   808          55,197

    Telecommunications - 16.9%
             AT&T Corp.                                882          66,371
             Bell Atlantic Corp.                       941          53,343
             GTE Corp.                                 926          61,811
             SBC Communications, Inc.                1,258          67,460
             Worldcom, Inc. *                          942          67,589
                                                               -----------
                                                                   316,574
                                                               -----------

    Total Common Stock (Identified Cost $1,512,716)            $ 1,820,564

  Short-term Investments - 0.0%
    Money Market Funds - 0.0%
           Expedition Money Market Fund                113             113
                                                               -----------

    Total Short-term Investments (Identified
           Cost $113)                                          $       113
                                                               -----------
Total Investments - 97.3%
           (Cost $1,512,829)                                   $ 1,820,677

Other Assets and Liabilities, net - 2.7%                            50,272
                                                               -----------

Total Net Assets - 100.0%                                      $ 1,870,949
                                                               ===========

* Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.

** The aggregate identified cost on a tax basis is $1,512,829. Gross unrealized appreciation and depreciation were $310,825 and $2,977, respectively, or net unrealized appreciation of $307,848.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998

ASSETS:
      Investments at value (cost - $1,512,829)                                             $ 1,820,677
      Cash                                                                                     108,299
      Receivable for dividends                                                                      84
      Receivable from adviser                                                                    2,647
      Prepaid expenses                                                                             884
      Deferred organization costs                                                                3,241
                                                                                           -----------
            Total assets                                                                     1,935,832
                                                                                           -----------
LIABILITIES:
      Payable for investments purchased                                                         58,213
      Payable for management fee                                                                   128
      Payable for organization costs                                                             3,244
      Accrued expenses                                                                           3,298
                                                                                           -----------
            Total liabilities                                                                   64,883
                                                                                           -----------
      NET ASSETS ( 270,423 SHARES OUTSTANDING)                                             $ 1,870,949
                                                                                           ===========
      Net asset value, offering and redemption price per share ($1,870,949 / 270,423)      $      6.92
                                                                                           ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $ 1,618,336
      Undistributed investment income                                                            1,567
      Net realized loss on investments                                                         (56,802)
      Net unrealized appreciation of investments                                               307,848
                                                                                           -----------
      NET ASSETS                                                                           $ 1,870,949
                                                                                           ===========

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (Unaudited)
                   For the six months ended December 31, 1998

INVESTMENT INCOME:
      Dividends                                                                             $   6,867
      Interest                                                                                    175
                                                                                            ---------
            Total income                                                                        7,042

EXPENSES:
      Management fees                                                                             473
      Accounting fees                                                                           2,793
      Audit fees                                                                                2,622
      Custody                                                                                   1,419
      Directors fees                                                                              617
      Amortization of organization costs                                                          456
      Registration fees                                                                           346
      Legal                                                                                       128
      Insurance                                                                                    24
                                                                                            ---------
            Total expenses                                                                      8,878
      Less fees waived                                                                         (3,266)
      Less expenses reimbursed                                                                 (4,738)
                                                                                            ---------
            Net expenses                                                                          874
                                                                                            ---------
NET INVESTMENT INCOME                                                                           6,168
                                                                                            ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                        (55,917)
      Net change in unrealized appreciation                                                   265,938
                                                                                            ---------
      Net realized and unrealized gain                                                        210,021
                                                                                            ---------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                            $ 216,189
                                                                                            =========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                             Six months ended      July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                          December 31, 1998        June 30, 1998
OPERATIONS:
      Net investment income                                       $     6,168            $     1,941
      Net realized loss on investments                                (55,917)                  (885)
      Net change in unrealized appreciation                           265,938                 41,910
                                                                  -----------            -----------
          Net increase resulting from operations                      216,189                 42,966
                                                                  -----------            -----------
      Distributions to shareholders:
          From net investment income                                   (6,541)                     0
          From realized gains on investments                                0                      0
                                                                  -----------            -----------
            Total distributions to shareholders                        (6,541)                     0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                  1,686,547                410,146
      Reinvestment of dividends                                         6,278                      0
      Cost of shares redeemed                                        (417,895)               (66,741)
                                                                  -----------            -----------
          Net increase from Fund share transactions                 1,274,930                343,405
                                                                  -----------            -----------
          Net increase in net assets                                1,484,578                386,371
NET ASSETS:
      Beginning of period                                             386,371                      0
                                                                  -----------            -----------
      End of period (including undistributed investment
         income of $1,567 and $1,941, respectively)               $ 1,870,949            $   386,371
                                                                  ===========            ===========

Number of Fund shares:
      Sold                                                            274,676                 75,335
      Issued on dividends reinvested                                    1,068                      0
      Redeemed                                                        (68,688)               (11,968)
                                                                  -----------            -----------
          Net increase                                                207,056                 63,367
      Outstanding at beginning of period                               63,367                      0
                                                                  -----------            -----------
      Outstanding at end of period                                    270,423                 63,367
                                                                  ===========            ===========


              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)


                                                                              Six months ended     July 31, 1997* to
                                                                             December 31, 1998     December 31, 1997
PER SHARE DATA
      Net asset value, beginning of period                                       $     6.10             $   5.00
                                                                                 ----------             --------
      Income (loss) from investment operations:
          Net investment income                                                        0.03                 0.07
          Net realized and unrealized gain                                             0.82                 1.03
                                                                                 ----------             --------
               Total from investment operations                                        0.85                 1.10
                                                                                 ----------             --------
      Less distributions to shareholders:
          Net investment income                                                       (0.03)                0.00
          Net realized gains                                                           0.00                 0.00
                                                                                 ----------             --------
               Total distributions                                                    (0.03)                0.00
                                                                                 ----------             --------
      Net asset value, end of period                                             $     6.92             $   6.10
                                                                                 ==========             ========
TOTAL RETURN [1]                                                                       14.0%                22.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                                  $1,870,949             $386,371
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                                    0.15%                0.15%
          Expenses before waivers and reimbursements                                   1.50%                9.73%
          Net investment income after waivers and reimbursements                       1.04%                1.47%

      Portfolio turnover rate [2]                                                      48.5%                64.3%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 *  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued


2.     Significant Accounting Policies
       Risks and Uncertainties, Continued

       changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has been voluntarily reimbursing the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1998. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

       Payable for organization costs is payable to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,515,406 and $277,901, respectively for the six months ended December 31, 1998.